SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 28, 2009

JAKKS PACIFIC, INC.
(Exact Name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
22619 Pacific Coast Highway Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
July 28, 2009

ITEMS IN FORM 8-K

Item 2.02     Results of Operations and Financial Condition.

On July 28, 2009, we issued a press release announcing our results of operations for the quarter ended June 30, 2009.  A copy of such release is annexed hereto as an exhibit.

Item 8.01     Other Events.

On July 27, 2009, we issued a press release announcing the arbitrator’s determination in the arbitration between us and THQ, Inc. establishing the rate of the preferred return payment from our video game joint venture with THQ, Inc.  for the period from July 1, 2006 through December 31, 2009.  A copy of such release is annexed hereto as an exhibit.

Item 9.01     Financial Statements and Exhibits.

(c)   Exhibits

Exhibit
Number	Description

99.1*	July 28, 2009 Press Release re results of operations
99.2*	July 27, 2009 Press Release re results of arbitration
-----------------------------
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 28, 2009	JAKKS PACIFIC, INC.

		By:	/s/ Jack Friedman
Jack Friedman
Chairman and Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	July 28, 2009 Press Release re results of operations
99.2	July 27, 2009 Press Release re results of arbitration